Summary of Accounts Receivable (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accounts, Notes, Loans and Financing Receivable [Line Items]
Billed accounts receivable	$ 48,615	$ 27,052
Unbilled accounts receivable	79,974	60,341
Less: allowance for doubtful accounts	(2,200)	(1,956)
Total accounts receivable, net	$ 126,389	$ 85,437